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U.S. GLOBAL ACCOLADE FUNDS

ANNUAL REPORT
OCTOBER 31, 2000
                                           [GRAPHIC: U.S. Global Investors logl]

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U.S. GLOBAL ACCOLADE FUNDS

ANNUAL REPORT
OCTOBER 31, 2000


                             TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................    1

FUND MANAGER'S PERSPECTIVE ................................................    4

PORTFOLIOS OF INVESTMENTS .................................................   16

STATEMENTS OF ASSETS AND LIABILITIES ......................................   26

STATEMENTS OF OPERATIONS ..................................................   27

STATEMENTS OF CHANGES IN NET ASSETS .......................................   28

NOTES TO FINANCIAL STATEMENTS .............................................   30

FINANCIAL HIGHLIGHTS ......................................................   36

REPORT OF ERNST & YOUNG LLP,
    INDEPENDENT AUDITORS ..................................................   39

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P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1*800*US*FUNDS
Fax 210*308*1217
www.usfunds.com

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Dear Shareholder:

We have just witnessed history in the making,  and [ we    [GRAPHIC: Picture of
have reaffirmed our fundamental  faith in the integrity     Frank Holmes, CEO]
of the United States' political system. People will talk of the 2000 Presidential election for years to come. Authors will include its unprecedented legal maneuverings in their textbooks, and you can bet that election laws and procedures nationwide will change as a result.

As the United States moves beyond this experience and prepares to inaugurate our new President, the financial markets should start to settle into more familiar territory. We can all get back to the day-to-day business that characterizes the "normal" transition of leadership in this country, realizing that recent regulatory and judicial actions have impacted the stock market in two significant ways. First, the Federal Reserve's actions in increasing interest rates have served to slow down the economy. Second, the role of the courts--both Florida and federal--in resolving the Presidential election dispute may contribute to increased market volatility. The delays in certifying some states' presidential vote outcomes has led to generalized uncertainty for investors and may precipitate a hard economic landing, with a possible gross domestic product growth of as little as 2 percent to start this new year.

Despite the unprecedented political events of the last two months, we have weathered these unsettled market ups-and-downs before and will outlast this current volatile period. The historical trend is that the stock markets--both domestically and abroad--continue their gradual upward climb over time. The 10-year-long economic expansion has cast a longer shadow than normal on investors' expectations and the economy in general. Yet, the fundamentals of investing continue to hold true.

The serious investor has thoughtfully considered his or her ultimate financial goals and plans to remain invested for the long term, continues to invest often and diversifies potential risks through holdings in different asset classes. The serious investor also routinely adjusts personal investment portfolio holdings to better match current circumstances and changes in risk tolerance, using tools such as the asset allocation model found at www.usfunds.com.

Realistically, investors do get swept up in emotional buying and selling from time to time, as financial analysts and the media do their best to sway audiences toward or away from the latest, hottest investment fad. We continue to advocate a balanced approach incorporating elements of safety, income and growth--in proportion to your own comfort level and financial goals--for long-term investors.

                                                                               1

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THE 5 E'S

The market's volatility has been significant due to the convergence of five issues that concern stock prices, with the most significant being earnings. The other e's are economy, energy, euro and election. These issues call to mind other concerns. What are the critical success factors for powerful earnings? Will rising rates create a "hard economic landing?" Will higher energy prices hurt earnings? Will the falling euro hurt international companies' earnings? What are the best/worst sectors to be invested in, given the new Presidential administration's planned initiatives?

In light of these 5 e's, our position remains that a key benefit of mutual fund investing is the ability to leave analysis and buy/sell decisions up to professional investment managers. These portfolio team members understand what it takes to deftly manage a fund, even in a shakeout such as the one we are experiencing now. They can focus on potential investments' earnings growth, as well as other significant factors.

MARKET SHIFTS BENEFIT FUNDS

Our MegaTrends Fund takes a flexible approach to growth and capital preservation. Portfolio Manager and Personal Finance newsletter editor Dr. Stephen Leeb, author of four books on the subject of investing, looks for undervalued corporate stocks that are currently out of favor with the markets. Leeb's 20-plus years of experience in market psychology make him qualified to detect future financial trends, and his flexible portfolio fund has benefited from this contrarian philosophy.

The Bonnel Growth Fund, managed by 30-year market veteran Art Bonnel, just reached its sixth anniversary and continues to garner accolades for its no-nonsense growth and earnings approach to selecting stocks. Currently, Bonnel finds suitable buys in the healthcare, technology and telecommunications sectors but does not hesitate to switch gears if the road ahead looks rough for a particular industry or group.

The maturation of the economies of Eastern Europe has been marked by fits and starts but has already overcome much of its communist past to look forward to an eventual union with its western European counterparts. Portfolio Manager Andrew Wiles' commentary indicates that, for the first time, all of the Regent Eastern European Fund's key markets are experiencing economic expansion simultaneously. While still modest, the estimated 3.5 percent regional growth rate is a positive sign in the midst of very mixed global indicators.(1)

The ongoing political stabilization process in Eastern Europe continues to have a favorable effect on the economic climate in markets--Poland, the Czech Republic, Hungary, Russia, Slovakia and others--where broad

2

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privatization  has put  thousands  of  companies  once owned by the state in the hands of private investors, who now have a direct stake in the financial success of these companies.

Opportunities abound for the wise investor who is willing to accept that economic cycles are just part of the process of investing. Our family of funds offers you many investment options, from mid-cap growth stocks focused on U.S. companies to global emerging markets, from precious metals to U.S. government money markets.

VOLATILE MARKET DRIVES HOME NEED FOR DIVERSIFICATION

We continue to advocate a disciplined approach to investing by diversifying your investments into different asset classes and building your equity by investing regularly. It is impossible to accurately and consistently guess the peak in interest rates, the bottom of the stock market, or the revenue of a company.
However, it is possible to navigate through this uncertainty by using the ABC Investment Plan(R) and diversifying your investment classes.(2)

Every economic downturn has been followed, at some point in time, by an upturn. Look upon this downturn as a time to regroup, reallocate your resources and reinvest in some excellent values.

Please accept my best wishes for health, happiness and peace of mind in 2001 for you and your family.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman, CEO & Shareholder



For more information and a prospectus, including charges and ongoing expenses, call 1-800-US-FUNDS or visit www.usfunds.com. Please read the prospectus carefully before investing.

(1) Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

(2) A program of regular investing doesn't assure a profit or protect against loss in a declining market. You should evaluate your ability to continue in such a program in view of the possibility that you may have to redeem fund shares in periods of declining share prices as well as in periods of rising prices.

                                                                               3

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FUND MANAGER'S PERSPECTIVE
A Message from Art Bonnel

INTRODUCTION

The Bonnel Growth Fund currently focuses on small- and mid-cap growth issues and primarily invests in a diversified portfolio of common stocks. Portfolio Manager Art Bonnel believes that more growth is found in these industries than most others. The fund's primary objective is long-term capital appreciation.

PERFORMANCE

[Linear graph plotted from data in table below.]

                     BONNEL GROWTH                  RUSSELL 2000   S&P MID-CAP
                         FUND       S&P 500 INDEX      INDEX        400 INDEX
                     -------------  -------------  -------------  -------------
10/17/1994 ......... $   10,000.00  $   10,000.00  $   10,000.00  $   10,000.00
10/31/1994 ......... $   10,010.00  $   10,087.64  $   10,008.08  $   10,121.22
11/30/1994 ......... $   10,030.00  $    9,720.72  $    9,603.89  $    9,665.05
12/30/1994 ......... $   10,090.00  $    9,864.72  $    9,861.92  $    9,753.44
 1/31/1995 ......... $    9,859.31  $   10,120.37  $    9,737.49  $    9,855.38
 2/28/1995 ......... $   10,491.19  $   10,514.39  $   10,142.56  $   10,371.73
 3/31/1995 ......... $   10,942.53  $   10,824.15  $   10,317.24  $   10,551.43
 4/28/1995 ......... $   11,423.97  $   11,142.64  $   10,546.65  $   10,763.08
 5/31/1995 ......... $   11,594.47  $   11,587.32  $   10,727.99  $   11,022.51
 6/30/1995 ......... $   12,677.69  $   11,855.99  $   11,284.51  $   11,471.01
 7/31/1995 ......... $   14,121.99  $   12,248.99  $   11,934.56  $   12,069.18
 8/31/1995 ......... $   14,252.38  $   12,279.56  $   12,181.45  $   12,292.03
 9/29/1995 ......... $   14,874.22  $   12,797.49  $   12,398.95  $   12,590.02
10/31/1995 ......... $   14,523.18  $   12,751.77  $   11,844.44  $   12,266.14
11/30/1995 ......... $   14,804.02  $   13,310.92  $   12,342.04  $   12,801.43
12/29/1995 ......... $   14,653.02  $   13,567.32  $   12,667.72  $   12,769.41
 1/31/1996 ......... $   14,442.94  $   14,028.55  $   12,654.14  $   12,954.23
 2/29/1996 ......... $   15,031.16  $   14,159.06  $   13,048.50  $   13,394.39
 3/29/1996 ......... $   15,734.93  $   14,295.38  $   13,314.12  $   13,554.81
 4/30/1996 ......... $   17,604.63  $   14,505.95  $   14,026.00  $   13,968.39
 5/31/1996 ......... $   19,085.69  $   14,879.41  $   14,578.77  $   14,157.12
 6/28/1996 ......... $   17,552.11  $   14,936.14  $   13,980.12  $   13,944.84
 7/31/1996 ......... $   15,734.93  $   14,276.63  $   12,759.01  $   13,001.67
 8/30/1996 ......... $   16,564.74  $   14,578.22  $   13,499.84  $   13,751.31
 9/30/1996 ......... $   18,014.29  $   15,397.99  $   14,027.42  $   14,350.40
10/31/1996 ......... $   17,909.25  $   15,822.51  $   13,811.23  $   14,392.16
11/29/1996 ......... $   18,746.40  $   17,017.45  $   14,380.29  $   15,202.51
12/31/1996 ......... $   18,746.40  $   16,680.35  $   14,757.16  $   15,219.17
 1/31/1997 ......... $   18,884.24  $   17,721.89  $   15,052.08  $   15,790.29
 2/28/1997 ......... $   17,219.54  $   17,861.03  $   14,687.12  $   15,660.69
 3/31/1997 ......... $   16,318.27  $   17,128.51  $   13,994.10  $   14,994.00
 4/30/1997 ......... $   16,593.95  $   18,150.16  $   14,033.10  $   15,382.60
 5/30/1997 ......... $   18,385.89  $   19,254.38  $   15,594.28  $   16,726.86
 6/30/1997 ......... $   19,552.24  $   20,116.50  $   16,262.62  $   17,196.62
 7/31/1997 ......... $   21,386.58  $   21,716.24  $   17,019.34  $   18,898.53
 8/29/1997 ......... $   21,715.28  $   20,500.57  $   17,408.73  $   18,875.52
 9/30/1997 ......... $   23,178.52  $   21,622.68  $   18,682.98  $   19,960.01
10/31/1997 ......... $   20,877.63  $   20,901.36  $   17,862.23  $   19,092.24
11/28/1997 ......... $   20,873.45  $   21,868.13  $   17,746.70  $   19,375.11
12/31/1997 ......... $   20,680.06  $   22,243.42  $   18,057.32  $   20,126.65
 1/30/1998 ......... $   20,821.88  $   22,489.20  $   17,772.35  $   19,743.40
 2/27/1998 ......... $   22,381.91  $   24,110.28  $   19,086.48  $   21,378.54
 3/31/1998 ......... $   23,323.09  $   25,343.94  $   19,873.66  $   22,342.29
 4/30/1998 ......... $   23,556.23  $   25,598.79  $   19,983.63  $   22,749.90
 5/29/1998 ......... $   22,295.22  $   25,159.39  $   18,907.36  $   21,727.10
 6/30/1998 ......... $   23,894.24  $   26,180.61  $   18,947.15  $   21,863.35
 7/31/1998 ......... $   23,218.23  $   25,902.53  $   17,413.30  $   21,016.64
 8/31/1998 ......... $   19,708.19  $   22,161.41  $   14,031.99  $   17,107.63
 9/30/1998 ......... $   21,216.21  $   23,581.16  $   15,130.10  $   18,704.34
10/30/1998 ......... $   21,034.21  $   25,497.57  $   15,747.16  $   20,373.86
11/30/1998 ......... $   23,010.23  $   27,042.29  $   16,572.20  $   21,390.63
12/31/1998 ......... $   26,293.20  $   28,599.58  $   17,597.71  $   23,973.07
 1/29/1999 ......... $   28,175.12  $   29,795.07  $   17,831.57  $   23,040.15
 2/26/1999 ......... $   25,540.43  $   28,869.20  $   16,387.31  $   21,834.19
 3/31/1999 ......... $   27,825.62  $   30,023.92  $   16,643.14  $   22,444.14
 4/30/1999 ......... $   27,664.32  $   31,186.58  $   18,134.49  $   24,213.62
 5/31/1999 ......... $   27,422.35  $   30,451.19  $   18,399.38  $   24,318.79
 6/30/1999 ......... $   29,949.51  $   32,139.80  $   19,231.39  $   25,620.15
 7/30/1999 ......... $   29,519.36  $   31,137.74  $   18,703.70  $   25,076.21
 8/31/1999 ......... $   30,702.28  $   30,983.58  $   18,011.49  $   24,216.89
 9/30/1999 ......... $   31,266.86  $   30,135.25  $   18,015.43  $   23,470.20
10/29/1999 ......... $   33,834.34  $   32,041.41  $   18,088.39  $   24,665.32
11/30/1999 ......... $   37,705.74  $   32,692.71  $   19,168.44  $   25,959.82
12/31/1999 ......... $   47,707.86  $   34,617.04  $   21,338.30  $   27,501.37
 1/31/2000 ......... $   48,451.36  $   32,878.00  $   20,995.64  $   26,727.29
 2/29/2000 ......... $   64,715.41  $   32,256.29  $   24,462.77  $   28,596.70
 3/31/2000 ......... $   61,447.11  $   35,409.85  $   22,849.92  $   30,988.76
 4/28/2000 ......... $   55,049.92  $   34,344.89  $   21,474.93  $   29,906.21
 5/31/2000 ......... $   48,141.57  $   33,640.22  $   20,197.60  $   29,491.62
 6/30/2000 ......... $   50,495.98  $   34,469.56  $   21,938.78  $   29,901.25
 7/31/2000 ......... $   46,004.01  $   33,930.66  $   21,235.10  $   30,348.12
 8/31/2000 ......... $   52,447.67  $   36,038.24  $   22,815.09  $   33,695.31
 9/29/2000 ......... $   48,497.83  $   34,135.66  $   22,114.38  $   33,441.46
10/31/2000 ......... $   44,935.23  $   33,991.35  $   21,109.50  $   32,284.56


     AVERAGE ANNUAL PERFORMANCE                      FOR THE PERIODS ENDED
                                                          OCTOBER 31, 2000
     ---------------------------------------------------------------------
                                         INCEPTION   FIVE YEAR    ONE YEAR
                                         ---------   ---------    --------
     Bonnel Growth Fund
       (Inception 10/17/94) ......         28.23%      25.34%      32.81%

     S&P 500 Index ...............         22.44%      21.66%       6.09%

     S&P Mid-Cap 400 Index .......         21.40%      21.35%      30.89%

     Russell 2000 Index ..........         13.16%      12.25%      16.70%

     The performance information shown is historical. Past performance is no guarantee of future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Recent market volatility may have caused returns to fluctuate. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P Mid-Cap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Russell 2000 Index consists of the 2000 smallest companies and the Russell 3000(R) Index, a widely-recognized small-cap index.

4

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THE YEAR IN REVIEW - THE BIG PICTURE ECONOMIC AND POLITICAL ISSUES THAT AFFECTED
THE MARKETS

This past year has not been a great year for equities. However, investors can put this year's performance in perspective by realizing that the last time the Dow Jones Industrial Index was down for the year was in 1990.

There were many news items that had an impact on stock prices this past year. The main news was that the Federal Reserve continued to raise interest rates and by May had raised them six consecutive times. The market also had to digest these news items: President Boris Yeltsin resigned, the human genetic code was deciphered, the Concorde crashed, cholera's genetic secrets were revealed, a Russian nuclear sub sank, the USS Cole was attacked and the Presidential candidates campaigned.

There is always something that can have an impact on investment decisions. Just remember the real secret to investing is to recognize the direction of the trend and not try to pick short-term market swings.

The Bonnel Growth Fund celebrated its sixth anniversary on October 17, 2000. During the past six years, the market has had many major up and down moves. For example, the Nasdaq Index has had seven corrections of more than 10 percent during that time. In fact the correction in mid-1998 dropped the Nasdaq over 29 percent from 2014 to 1419.

The main question on investors' minds is, Is the sell-off over? Only time will tell when it will end and how far down the market will go.

INVESTMENT HIGHLIGHTS

The fund has maintained diversity while looking for quality growth issues. For example, we own stock in Southwest Airlines (1.75 percent of the fund's total net assets as of 10/31/00). It is one of the largest domestic airlines, specializing in low fares, no frills and short hauls. It services 57 cities in 29 states by using a more productive point-to-point system rather than the more common hub-and-spoke model.

Another security in the fund is Harrah's Entertainment (1.89 percent of the fund's total net assets as of 10/31/00). It owns and operates casino-resorts and riverboats under the Harrah's, Showboat and Rio names in Nevada, New Jersey and eight other states. It has 1,180,000 square feet of casino space and 11,700 hotel rooms. It acquired Players International in March of this year and the Rio Hotel and Casino in 1999.

                                                                               5

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In the healthcare area, we like Abbott  Laboratories (1.49 percent of the fund's total  net  assets as of  10/31/00).  This  company  makes  healthcare  products
including  drugs,  diagnostic  tests,  intravenous  solutions,   laboratory  and
hospital instruments, prepared infant formulas and nutritional products. Some of the more familiar brand names include Biaxin, Hytrin, Murine and Selsun Blue. Stryker Corp. (0.67 percent of the fund's total net assets as of 10/31/00) develops, manufactures and markets orthopedic implants and medical/surgical equipment. Orthopedic products include hip, knee, shoulder and spinal implants. Medical/surgical equipment includes powered instruments, endoscopic systems and other operating room devices, specialty stretchers and maternity beds.

In the technology area, we own Arrow Electronics (0.45 percent of the fund's total net assets as of 10/31/00). It is the world's largest distributor of electronic components and computer products to industrial and commercial customers with 26 distribution centers and over 200 selling locations worldwide. Another tech company we hold is Sun Microsystems (2.35 percent of the fund's total net assets as of 10/31/00). It is a leading supplier of servers, workstations, storage devices and network switches incorporating UltraSPARC microprocessors and the Solaris operating system. The company also created the Java programming language.

CURRENT OUTLOOK

The U.S. economy is slowing down, just what the Federal Reserve Board wants. It does look like the Fed wants the economy to cool a bit more before letting up on interest rates. If rates remain high, earnings growth could slow to around 5 percent on the S&P 500 for next year, which would hold the market back from making new highs. If the Fed loosens interest rates, earnings could grow in 2001 by 10-12 percent. But no matter what the Fed does, the Bonnel Growth Fund will continue to seek companies that have the foresight and products with the opportunity to grow and prosper. The market acts like it wants to continue to climb much higher, but investors must be patient and remember that it is not a one-way street. There are always those "corrections" but they can be great buying opportunities for the astute, patient long-term investor.

We have attempted to keep our eye on the ball, and we still believe the stock market has a great deal of upside potential left in it. We watch the news and keep abreast of current developments in a never-ending effort to select the very best issues for the fund. Our long-term forecast on the Dow Jones Industrials is still 20,000 by the year 2006.

6

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     TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS          OCTOBER 31, 2000
     ---------------------------------------------       ----------------
     SANMINA CORP ................................                  4.68%
       ELECTRONICS & COMPONENTS

     FOREST LABORATORIES, INC ....................                  4.22%
       PHARMACEUTICALS

     EXTREME NETWORKS, INC .......................                  3.40%
       NETWORKING PRODUCTS

     JOHNSON & JOHNSON ...........................                  3.35%
       MEDICAL PRODUCTS

     MERCK & CO., INC ............................                  3.27%
       PHARMACEUTICALS

     NETWORK APPLIANCE, INC ......................                  3.25%
       NETWORKING PRODUCTS

     EMC CORPORATION .............................                  3.24%
       ELECTRONICS & COMPONENTS

     KING PHARMACEUTICALS, INC ...................                  3.13%
       PHARMACEUTICALS

     POLYCOM, INC ................................                  2.96%
       TELECOMMUNICATIONS

     EMULEX CORP .................................                  2.67%
       NETWORKING PRODUCTS


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS         OCTOBER 31, 2000
     -------------------------------------------         ----------------
     PHARMACEUTICALS ...........................                   17.17%
     ELECTRONICS & COMPONENTS ..................                   15.88%
     NETWORKING PRODUCTS .......................                   11.07%
     TELECOMMUNICATIONS ........................                    8.62%
     COMPUTERS & DATA PROCESSING ...............                    5.59%

                                                                               7

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MEGATRENDS FUND
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FUND MANAGER'S PERSPECTIVE
A Message from Dr. Stephen Leeb

INTRODUCTION

The goal of the MegaTrends Fund is long-term capital appreciation consistent with capital preservation. The fund diversifies its holding among industries and asset classes that reflect the manager's view of the major trends affecting the world's economies. Because the fund is flexible, the fund may invest any portion of its assets in the following three asset classes: stocks, bonds and money market instruments. Unless the manager believes that a major recession is imminent or likely, the fund will invest primarily in stocks in order to pursue growth potential.

PERFORMANCE

[Linear graph plotted from data in table below.]
                                                                     LIPPER
                                                                    FLEXIBLE
                               MEGATRENDS                           PORTFOLIO
                                  FUNDS         S&P 500 INDEX      FUND INDEX
                              -------------     -------------     -------------
10/21/1991 ...............    $   10,000.00     $   10,000.00
10/31/1991 ...............    $    9,990.00     $   10,078.02     $   10,000.00
11/29/1991 ...............    $    9,880.00     $    9,673.06     $    9,784.60
12/31/1991 ...............    $   10,423.30     $   10,777.46     $   10,624.72
1/31/1992 ................    $   10,373.14     $   10,576.87     $   10,567.45
2/28/1992 ................    $   10,503.56     $   10,713.79     $   10,683.28
3/31/1992 ................    $   10,413.27     $   10,505.67     $   10,455.52
4/30/1992 ................    $   10,503.56     $   10,813.80     $   10,478.30
5/29/1992 ................    $   10,533.65     $   10,866.67     $   10,605.84
6/30/1992 ................    $   10,550.31     $   10,705.07     $   10,495.22
7/31/1992 ................    $   10,723.42     $   11,142.04     $   10,809.53
8/31/1992 ................    $   10,703.06     $   10,914.42     $   10,704.76
9/30/1992 ................    $   10,845.63     $   11,042.73     $   10,831.00
10/30/1992 ...............    $   10,947.47     $   11,080.63     $   10,831.65
11/30/1992 ...............    $   11,039.12     $   11,456.89     $   11,070.48
12/31/1992 ...............    $   11,071.08     $   11,597.45     $   11,226.65
1/29/1993 ................    $   11,122.43     $   11,694.31     $   11,414.72
2/26/1993 ................    $   11,142.97     $   11,853.63     $   11,442.05
3/31/1993 ................    $   11,214.86     $   12,103.58     $   11,682.83
4/30/1993 ................    $   11,112.16     $   11,811.03     $   11,563.09
5/31/1993 ................    $   11,204.59     $   12,126.19     $   11,797.36
6/30/1993 ................    $   11,266.21     $   12,161.59     $   11,887.81
7/30/1993 ................    $   11,266.21     $   12,112.62     $   11,932.71
8/31/1993 ................    $   11,390.93     $   12,571.20     $   12,338.78
9/30/1993 ................    $   11,401.33     $   12,474.79     $   12,384.98
10/29/1993 ...............    $   11,370.15     $   12,732.67     $   12,564.59
11/30/1993 ...............    $   11,266.21     $   12,611.31     $   12,390.84
12/31/1993 ...............    $   11,388.75     $   12,763.78     $   12,655.69
1/31/1994 ................    $   11,675.33     $   13,197.30     $   13,000.59
2/28/1994 ................    $   11,473.66     $   12,839.43     $   12,716.21
3/31/1994 ................    $   11,378.14     $   12,280.74     $   12,206.68
4/29/1994 ................    $   11,208.31     $   12,438.07     $   12,254.83
5/31/1994 ................    $   11,325.07     $   12,641.40     $   12,297.78
6/30/1994 ................    $   11,096.87     $   12,332.05     $   12,039.44
7/29/1994 ................    $   11,183.14     $   12,736.70     $   12,325.76
8/31/1994 ................    $   11,323.33     $   13,257.70     $   12,675.21
9/30/1994 ................    $   11,215.49     $   12,933.76     $   12,454.61
10/31/1994 ...............    $   11,247.85     $   13,223.92     $   12,544.41
11/30/1994 ...............    $   10,902.75     $   12,742.92     $   12,243.12
12/30/1994 ...............    $   11,037.55     $   12,931.69     $   12,317.30
1/31/1995 ................    $   11,114.51     $   13,266.82     $   12,414.26
2/28/1995 ................    $   11,444.32     $   13,783.34     $   12,775.43
3/31/1995 ................    $   11,631.21     $   14,189.41     $   13,045.49
4/28/1995 ................    $   11,895.05     $   14,606.92     $   13,290.17
5/31/1995 ................    $   12,279.83     $   15,189.85     $   13,712.50
6/30/1995 ................    $   12,450.23     $   15,542.06     $   13,994.27
7/31/1995 ................    $   12,583.98     $   16,057.23     $   14,358.04
8/31/1995 ................    $   12,617.42     $   16,097.31     $   14,479.73
9/29/1995 ................    $   12,751.18     $   16,776.27     $   14,744.58
10/31/1995 ...............    $   12,795.76     $   16,716.33     $   14,635.91
11/30/1995 ...............    $   13,263.90     $   17,449.32     $   15,063.45
12/29/1995 ...............    $   13,710.52     $   17,785.44     $   15,223.53
1/31/1996 ................    $   13,939.22     $   18,390.07     $   15,518.32
2/29/1996 ................    $   13,984.96     $   18,561.15     $   15,599.01
3/29/1996 ................    $   13,973.53     $   18,739.86     $   15,709.64
4/30/1996 ................    $   14,293.71     $   19,015.89     $   15,945.86
5/31/1996 ................    $   14,568.15     $   19,505.46     $   16,148.24
6/28/1996 ................    $   14,579.35     $   19,579.83     $   16,123.51
7/31/1996 ................    $   13,764.36     $   18,715.27     $   15,622.44
8/30/1996 ................    $   14,165.39     $   19,110.63     $   15,892.50
9/30/1996 ................    $   14,631.10     $   20,185.27     $   16,494.44
10/31/1996 ...............    $   15,355.54     $   20,741.77     $   16,792.48
11/29/1996 ...............    $   16,015.29     $   22,308.22     $   17,605.91
12/31/1996 ...............    $   15,821.25     $   21,866.31     $   17,370.34
1/31/1997 ................    $   16,651.17     $   23,231.68     $   17,871.41
2/28/1997 ................    $   16,308.66     $   23,414.07     $   17,846.03
3/31/1997 ................    $   15,952.98     $   22,453.81     $   17,307.22
4/30/1997 ................    $   16,203.28     $   23,793.09     $   17,761.44
5/30/1997 ................    $   17,309.84     $   25,240.62     $   18,515.65
6/30/1997 ................    $   17,745.88     $   26,370.77     $   19,060.97
7/31/1997 ................    $   18,931.57     $   28,467.88     $   20,133.40
8/29/1997 ................    $   18,312.38     $   26,874.26     $   19,500.88
9/30/1997 ................    $   19,300.46     $   28,345.24     $   20,326.67
10/31/1997 ...............    $   18,286.03     $   27,399.65     $   19,899.13
11/28/1997 ...............    $   18,378.25     $   28,667.00     $   20,259.65
12/31/1997 ...............    $   18,287.35     $   29,158.96     $   20,539.47
1/30/1998 ................    $   18,364.44     $   29,481.16     $   20,661.61
2/27/1998 ................    $   19,382.12     $   31,606.23     $   21,663.17
3/31/1998 ................    $   20,214.77     $   33,223.44     $   22,393.96
4/30/1998 ................    $   20,538.57     $   33,557.53     $   22,534.46
5/29/1998 ................    $   19,705.93     $   32,981.52     $   22,309.10
6/30/1998 ................    $   19,736.77     $   34,320.23     $   22,739.31
7/31/1998 ................    $   18,379.86     $   33,955.70     $   22,503.35
8/31/1998 ................    $   15,666.06     $   29,051.46     $   20,293.62
9/30/1998 ................    $   16,591.22     $   30,912.61     $   21,101.06
10/30/1998 ...............    $   17,500.96     $   33,424.83     $   22,101.13
11/30/1998 ...............    $   18,148.57     $   35,449.82     $   23,008.39
12/31/1998 ...............    $   18,703.98     $   37,491.27     $   23,931.15
1/29/1999 ................    $   19,071.09     $   39,058.44     $   24,392.53
2/26/1999 ................    $   18,373.59     $   37,844.72     $   23,720.31
3/31/1999 ................    $   19,254.64     $   39,358.44     $   24,311.19
4/30/1999 ................    $   19,878.72     $   40,882.58     $   25,025.05
5/31/1999 ................    $   19,529.97     $   39,918.55     $   24,586.52
6/30/1999 ................    $   20,282.53     $   42,132.16     $   25,302.86
7/30/1999 ................    $   20,209.11     $   40,818.56     $   24,853.84
8/31/1999 ................    $   20,300.89     $   40,616.47     $   24,627.25
9/30/1999 ................    $   19,456.55     $   39,504.38     $   24,359.93
10/29/1999 ...............    $   19,750.23     $   42,003.18     $   25,000.98
11/30/1999 ...............    $   20,154.04     $   42,856.97     $   25,272.60
12/31/1999 ...............    $   21,927.91     $   45,379.58     $   26,282.94
1/31/2000 ................    $   20,831.52     $   43,099.87     $   25,543.37
2/29/2000 ................    $   21,014.25     $   42,284.86     $   25,767.16
3/31/2000 ................    $   23,511.60     $   46,418.87     $   26,932.13
4/28/2000 ................    $   23,430.38     $   45,022.82     $   26,384.98
5/31/2000 ................    $   23,917.67     $   44,099.06     $   26,005.04
6/30/2000 ................    $   22,983.71     $   45,186.24     $   26,558.94
7/31/2000 ................    $   23,653.73     $   44,479.79     $   26,402.25
8/31/2000 ................    $   25,501.36     $   47,242.63     $   27,653.71
9/29/2000 ................    $   25,074.98     $   44,748.53     $   26,959.60
10/31/2000 ...............    $   25,115.59     $   44,559.35     $   26,819.41



     AVERAGE ANNUAL PERFORMANCE                      FOR THE PERIODS ENDED
                                                          OCTOBER 31, 2000
     ---------------------------------------------------------------------
                                         INCEPTION   FIVE YEAR    ONE YEAR
                                         ---------   ---------    --------
     MegaTrends Fund
       (Inception 10/21/91) ......         10.73%      14.44%      27.17%

     S&P 500 Index ...............         17.99%      21.66%       6.09%

     Lipper Flexible Portfolio
       Fund Index ................         11.57%      12.88%       7.27%

     The performance information shown is historical. Past performance is no guarantee of future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. The Lipper Flexible Portfolio Fund Index allocates investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total returns.

MEGATRENDS FUND
--------------------------------------------------------------------------------


THE YEAR IN REVIEW - THE BIG PICTURE ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

The market remains highly oversold even as it moves into a period of seasonal strength. The monetary picture has brightened considerably with the economy slowing and the pressure easing on the Federal Reserve. Positive divergences are strong as ever, with small stocks, utilities and financial stocks outperforming.

The Middle East developments are on the back burner now, but they are soon to come forward after the new president is decided. That part of the world is like a powder keg that's sitting a foot away from a burning fire. Worries about oil prices and the situation in the Middle East are likely to take over stock investors' minds after the White House gets its new tenant for the next four years.

INVESTMENT HIGHLIGHTS

In general, we remain diversified among those areas of the economy that can be characterized as non-cyclical, while investing only in stocks whose valuations are markedly less than that of the S&P 500.

The fund's investments in financial services, insurance and real estate comprise approximately 21 percent of the net assets as of 10/31/00. From a valuation perspective, insurers appear to have emerged from a generation-long downtrend. In addition to its excellent longer-term growth prospects, the group represents a hedge against lackluster financial markets. We believe that poorly performing financial markets will hinder capital growth in the industry and result in much less competitive pricing and, thus, faster profit growth.

The fund has a position of approximately 19 percent in the energy sector including Duke Energy (5.35% of the fund's total net assets as of 10/31/00). Our feeling is that, over the next 10 years, energy will represent a major growth area because the U.S. is running low on fossil fuels--both oil and natural gas.

Technology and telecommunications comprise approximately 13 percent of the fund. Although technology has been by far our most disappointing sector this year, we continue to believe selected tech stocks represent strong long-term growth. Moreover, some of the best values can now be found in selected tech stocks.

MEGATRENDS FUND
--------------------------------------------------------------------------------


The fund has a position of approximately 13 percent in the healthcare and pharmaceutical industries. An aging America and an ever-growing need for healthcare in developing countries should keep earnings of well-positioned healthcare providers in a steady long-term upward trend.

The platinum group element and silver stocks, both of which have been highly cyclical historically, represent almost 12 percent of the fund. Because of their potential role in alternative energies, we think that these metals represent strong long-term growth opportunities.

CURRENT OUTLOOK

The most worrisome problem facing the markets--and our next President--may not be the price of oil or natural gas but the dollar. The dollar has been in a long-term upward trend and has risen more than 35 percent since the end of 1996. But a rising greenback has another consequence: it increases our demand for imported goods and raises our trade deficit. A weakening dollar would be a nightmare for U.S. bonds and many U.S. stocks.

Currently, the fund has a position of about five percent in cash, somewhat higher than over the past two years. That cash represents a slightly higher probability of a recession. If these odds continue to grow, we not only will add to cash but also will buy zero coupon bonds, which we believe represent the best hedge against recessions and financial crises.

MEGATRENDS FUND
--------------------------------------------------------------------------------


     TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS          OCTOBER 31, 2000
     ---------------------------------------------       ----------------
     HONEYWELL INTERNATIONAL, INC ................                  5.77%
       MANUFACTURING

     DUKE ENERGY CORPORATION .....................                  5.37%
       UTILITIES

     CARDINAL HEALTH, INC ........................                  5.35%
       HEALTHCARE

     INTEL CORP ..................................                  5.08%
       ELECTRONICS & COMPONENTS

     ST. PAUL COMPANIES, INC .....................                  5.07%
       INSURANCE

     NABORS INDUSTRIES, INC ......................                  4.60%
       OIL & GAS EXTRACTION & SERVICES

     ACE LIMITED .................................                  4.43%
       INSURANCE

     ELAN CORP. PLC ..............................                  4.40%
       PHARMACEUTICALS

     CHEVRON CORP ................................                  3.94%
       OIL & GAS EXTRACTION & SERVICES

     J.P. MORGAN & CO. INCORPORATED ..............                  3.83%
       FINANCIAL SERVICES


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS         OCTOBER 31, 2000
     -------------------------------------------         ----------------
     OIL & GAS EXTRACTION & SERVICES ...........                   13.57%
     INSURANCE .................................                   12.89%
     METAL MINING ..............................                   11.71%
     MANUFACTURING .............................                    8.02%
     PHARMACEUTICALS ...........................                    7.33%

REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


FUND MANAGER'S PERSPECTIVE
A Message from Andrew Wiles

INTRODUCTION

The investment objective of the Regent Eastern European Fund is to achieve capital growth by investing in a diversified portfolio of Eastern European securities. The fund is positioned to benefit from rising values of companies, currently trading at substantial discounts to their Western European peers, as a result of expansion of the European Union.

PERFORMANCE

[Linear graph plotted from data in table below.]

                                                                   ING BARINGS
                                                                     EMERGING
                                                                     MARKETS -
                              REGENT EASTERN                         EASTERN
                              EUROPEAN FUND     S&P 500 INDEX     EUROPEAN INDEX
                              -------------     -------------     -------------
3/27/1997 ................    $   10,000.00
3/31/1997 ................    $   10,000.00     $   10,000.00     $   10,000.00
4/30/1997 ................    $   10,360.00     $   10,596.46     $   10,083.67
5/30/1997 ................    $   10,440.00     $   11,241.13     $   10,275.93
6/30/1997 ................    $   11,190.00     $   11,744.45     $   11,255.04
7/31/1997 ................    $   11,950.00     $   12,678.42     $   12,429.98
8/29/1997 ................    $   11,750.00     $   11,968.68     $   12,215.76
9/30/1997 ................    $   12,480.00     $   12,623.80     $   12,762.88
10/31/1997 ...............    $   11,190.00     $   12,202.67     $   11,279.37
11/28/1997 ...............    $   10,190.00     $   12,767.09     $    9,425.59
12/31/1997 ...............    $   11,237.00     $   12,986.19     $   10,782.70
1/30/1998 ................    $   10,272.11     $   13,129.69     $    8,797.18
2/27/1998 ................    $   11,166.64     $   14,076.11     $   10,327.56
3/31/1998 ................    $   11,508.38     $   14,796.35     $   10,846.78
4/30/1998 ................    $   11,860.16     $   14,945.14     $   11,022.43
5/29/1998 ................    $    9,960.53     $   14,688.60     $    7,991.34
6/30/1998 ................    $    9,819.81     $   15,284.81     $    7,622.83
7/31/1998 ................    $   10,453.02     $   15,122.46     $    8,173.51
8/31/1998 ................    $    7,447.78     $   12,938.32     $    4,724.66
9/30/1998 ................    $    7,266.86     $   13,767.20     $    4,445.17
10/30/1998 ...............    $    8,060.89     $   14,886.04     $    5,179.80
11/30/1998 ...............    $    8,070.94     $   15,787.88     $    5,442.68
12/31/1998 ...............    $    8,392.57     $   16,697.06     $    5,568.48
1/29/1999 ................    $    8,663.95     $   17,395.01     $    5,792.78
2/26/1999 ................    $    7,890.02     $   16,854.47     $    5,046.88
3/31/1999 ................    $    8,261.91     $   17,528.62     $    5,313.32
4/30/1999 ................    $    8,925.27     $   18,207.41     $    5,796.34
5/31/1999 ................    $    9,126.29     $   17,778.07     $    6,175.53
6/30/1999 ................    $    9,679.10     $   18,763.92     $    6,659.74
7/30/1999 ................    $   10,050.98     $   18,178.90     $    6,995.61
8/31/1999 ................    $    9,809.76     $   18,088.89     $    6,692.38
9/30/1999 ................    $    8,462.93     $   17,593.62     $    5,774.98
10/29/1999 ...............    $    8,704.15     $   18,706.48     $    5,961.90
11/30/1999 ...............    $    9,025.78     $   19,086.72     $    6,203.42
12/31/1999 ...............    $   10,885.22     $   20,210.19     $    7,354.62
1/31/2000 ................    $   11,387.76     $   19,194.90     $    7,996.08
2/29/2000 ................    $   11,940.57     $   18,831.93     $    8,781.75
3/31/2000 ................    $   13,217.04     $   20,673.04     $    9,319.96
4/28/2000 ................    $   11,427.97     $   20,051.30     $    8,199.03
5/31/2000 ................    $   10,633.94     $   19,639.90     $    7,809.16
6/30/2000 ................    $    9,930.37     $   20,124.08     $    7,428.79
7/31/2000 ................    $    9,980.63     $   19,809.46     $    7,543.32
8/31/2000 ................    $   10,372.62     $   21,039.91     $    7,527.89
9/29/2000 ................    $    9,267.01     $   19,929.14     $    6,654.40
10/31/2000 ...............    $    8,864.97     $   19,844.89     $    6,205.20


     AVERAGE ANNUAL PERFORMANCE                      FOR THE PERIODS ENDED
                                                          OCTOBER 31, 2000
     ---------------------------------------------------------------------
                                         INCEPTION   THREE YEAR   ONE YEAR
                                         ---------   ----------   --------
     Regent Eastern European Fund
       (Inception 3/31/97) .......         (3.29)%     (7.47)%      1.85%

     S&P 500 Index ...............         21.04%      17.60%       6.09%

     ING Barings Emerging Markets -
       Eastern European Index ....        (12.45)%    (18.06)%      4.08%

     The performance information shown is historical. Past performance is no guarantee of future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The ING Barings Emerging Markets -
     Eastern European Index is comprised of individual companies representative of the Eastern European markets.

REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


YEAR IN REVIEW - THE BIG PICTURE ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

The last 12 months have been a period of immense volatility in world markets. The first six months of the fund's fiscal year were extremely favorable. Confidence in world markets was high, resulting in record amounts of capital flooding into higher risk assets. This was particularly evident in the U.S., where the Nasdaq rose by 84 percent during the same period.

The second half was a different story altogether. Growing risk aversion prompted a large-scale withdrawal of foreign capital from emerging markets. Markets gave up all of the gains made in the preceding six months. Credit spreads on non-investment grade debt widened significantly, resulting in a high yield market that is now effectively off-limits to new borrowers. The recent
150-basis-point rise in emerging market spreads could well threaten highly leveraged borrowers such as Argentina and Brazil in the short term, due to large near-term refinancing requirements. It should have a smaller impact on the less-indebted Eastern European countries.

It is not all doom and gloom, however. The economic outlook across the Eastern European region is very positive. For the first time ever, all of the fund's key markets are experiencing a period of economic expansion with regional growth expected to average 3.5 percent this year. The recent overthrow of the Milosevic regime in Serbia will also have a positive impact on regional dynamics. The risk profile of the whole region has improved, and this should manifest itself in the form of lower sovereign spreads and reduced equity risk premiums.

INVESTMENT HIGHLIGHTS

Importantly, economic expansion is not being driven by domestic consumption. Rising exports and increasing investment are driving growth. The large amount of foreign direct investment (FDI) seen in the last two years is finally starting to have an impact on increased output destined for the European export market. Much of the improvement we have seen in regional current accounts is the result of FDI manufacturing projects coming online.

REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


The Russian market has fallen by 30 percent since the end of August, because of concerns over the impact of high oil prices on world growth. This does not make much sense, because Russia is a natural beneficiary of high oil prices as the second largest global oil producer after Saudi Arabia. Its six million-barrel-a-day output represents an 11 percent share of global production. Although the majority of this production is sold into the domestic market at a level well below the international price, local producers have still been able to increase exports at a time when export proceeds per barrel generate close to U.S. $20/barrel of gross profit. These positive operating dynamics owe much to the rapid fall in the real value of the ruble, which has left industrial wages 50 percent below their 1998 peak in hard currency terms. For these reasons, the fund's largest sector allocation is oil and gas.

Because of strong oil prices, Russia is expected to generate a trade surplus of U.S. $50 billion this year, ranking it third in terms of global surpluses in absolute terms, but number one relative to overall economic output. Rising exports and increasing investment have provided the platform for a 7.5 percent increase in real gross domestic product (GDP) in the first half of this year. This growth rate is set to continue in the second half of the year, given the refusal of the oil market to move below U.S. $30 a barrel.

Russian corporations are choosing to reinvest in their domestic operations, with the result that investment in fixed assets is up by 20 percent this year over last. This is a very important indicator, suggesting that the country's business elite is confident that the new Russia, led by President Putin, will be a profitable place to do business. The Yeltsin era was characterized by companies salting away hard currency revenues in offshore bank accounts. Such capital flight, although still prevalent, shows signs of decline.

OUTLOOK

We believe that the underlying fundamentals across the region are now better than at any time since the collapse of communism 10 years ago. Most of the key countries in which the fund invests have now emerged from a painful period of essential economic restructuring. This should enable them to move forward on a path of sustainable economic growth. The region has good reason to look forward to closer integration with the European Union, as it will bring many tangible benefits, including greater economic prosperity.

REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


     TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS          OCTOBER 31, 2000
     ---------------------------------------------       ----------------
     LUKOIL HOLDINGS .............................                 11.07%
       OIL & GAS EXTRACTION

     MOL MAGYAR OLAJ-ES GAZIPARI RT ..............                 10.14%
       OIL & GAS EXTRACTION

     NORILSK NICKEL ..............................                  6.87%
       METAL MINING

     ELEKTRIM SPOLKA AKCYJNA S.A .................                  6.68%
       ELECTRIC SERVICES & UTILITIES

     SURGUTNEFTEGAZ ..............................                  6.13%
       OIL & GAS EXTRACTION

     MAGYAR TAVKOZLESI RT ........................                  5.82%
       COMMUNICATIONS

     KGHM POLSKA MIEDZ S.A .......................                  5.18%
       METAL MINING

     UNIFIED ENERGY SYSTEMS ......................                  5.03%
       ELECTRIC SERVICES & UTILITIES

     PLIVA D.D ...................................                  4.75%
       PHARMACEUTICALS

     BUDIMEX S.A .................................                  4.39%
       CONSTRUCTION


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS         OCTOBER 31, 2000
     -------------------------------------------         ----------------
     OIL & GAS EXTRACTION ......................                   29.03%
     COMMUNICATIONS ............................                   12.90%
     METAL MINING ..............................                   12.05%
     ELECTRIC SERVICES & UTILITIES .............                   11.71%
     FINANCIAL SERVICES ........................                    7.94%

BONNEL GROWTH FUND
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS 100.31%                                 SHARES           VALUE

AIRLINES 3.41%
Frontier Airlines, Inc. ......................        150,000        $3,525,000*
Southwest Airlines Co. .......................        130,000         3,705,000
                                                                     ----------
                                                                      7,230,000

BUSINESS & CONSULTING SERVICES 1.55%
Plexus Corp. .................................         30,000         1,891,875*
Pre-Paid Legal Services, Inc. ................         30,000         1,316,250*
TRC Companies, Inc. ..........................          5,000            91,563*
                                                                     ----------
                                                                      3,299,688

CHEMICALS 0.22%
OM Group, Inc. ...............................         10,000           462,500

COMPUTER SOFTWARE & HARDWARE 2.70%
BARRA, Inc. ..................................         25,000         1,528,125*
Check Point Software Technologies Ltd. .......         20,000         3,167,500*
FileNET Corp. ................................         25,000           662,500*
Mentor Graphics Corp. ........................          5,000           117,187*
TALX Corp. ...................................         10,000           251,250*
                                                                     ----------
                                                                      5,726,562

COMPUTERS & DATA PROCESSING 5.79%
Fiserv, Inc. .................................         55,000         2,884,062*
InFocus Corp. ................................        100,000         4,418,750*
Sun Microsystems, Inc. .......................         45,000         4,989,375*
                                                                     ----------
                                                                     12,292,187

CONSTRUCTION 0.63%
Lennar Corp. .................................         30,000           963,750
Meritage Corp. ...............................          5,000           115,000*
Standard Pacific Corp. .......................          5,000            93,750
The Ryland Group, Inc. .......................          5,000           161,250
                                                                     ----------
                                                                      1,333,750

ELECTRONICS & COMPONENTS 16.44%
Amphenol Corp., Class A ......................         40,000         2,570,000*
Arrow Electronics, Inc. ......................         30,000           960,000*
AVX Corp. ....................................         30,000           858,750
Bel Fuse, Inc., Class A ......................          5,000           213,438*
Bell Microproducts, Inc. .....................         50,000         1,300,000*
Cymer, Inc. ..................................         10,000           250,000*
EMC Corporation ..............................         80,000         7,125,000*
Jabil Circuit, Inc. ..........................         30,000         1,711,875*
L-3 Communications Holdings, Inc. ............         25,000         1,648,437*

BONNEL GROWTH FUND
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS                                          SHARES          VALUE

ELECTRONICS & COMPONENTS (CONT'D)
Molex Incorporated ...........................         10,000        $  540,000
Park Electrochemical Corp. ...................         80,000         5,285,000
Sanmina Corp. ................................         90,000        10,288,125*
Vicor Corp. ..................................         40,000         2,160,000*
                                                                     ----------
                                                                     34,910,625

FINANCIAL SERVICES 1.48%
Stilwell Financial, Inc. .....................         70,000         3,136,875

HEALTHCARE EQUIPMENT & SERVICES 4.43%
CryoLife, Inc. ...............................         15,000           597,188*
Health Management Associates, Inc., Class A ..         20,000           396,250*
IDEXX Laboratories, Inc. .....................         60,000         1,440,000*
Laboratory Corporation of America Holdings ...         20,000         2,697,500*
LifePoint Hospitals, Inc. ....................          5,000           193,750*
Orthodontic Centers of America, Inc. .........         15,000           500,625*
Trigon Healthcare, Inc. ......................         50,000         3,584,375*
                                                                     ----------
                                                                      9,409,688

HOTEL 1.89%
Harrah's Entertainment, Inc. .................        140,000         4,007,500*

INTERNET 2.22%
Avocent Corp. ................................         60,000         4,256,250*
IntraNet Solutions, Inc. .....................         10,000           465,000*
                                                                     ----------
                                                                      4,721,250

MANUFACTURING 1.96%
Applied Films Corp. ..........................         10,000           340,000*
Parker-Hannifin Corp. ........................         20,000           827,500
Precision Castparts Corp. ....................         70,000         2,642,500
Teleflex Incorporated ........................         10,000           345,625
                                                                     ----------
                                                                      4,155,625

MARKETING 0.09%
ADVO, Inc. ...................................          5,000           184,063*

MEDICAL PRODUCTS 4.14%
Johnson & Johnson ............................         80,000         7,370,000
Stryker Corp. ................................         30,000         1,413,750
                                                                     ----------
                                                                      8,783,750

BONNEL GROWTH FUND
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS                                          SHARES          VALUE

NETWORKING PRODUCTS 11.46%
Aeroflex Incorporated ........................          5,000        $  297,500*
Cable Design Technologies Corp. ..............         75,000         1,729,687*
Emulex Corp. .................................         40,000         5,875,000*
Extreme Networks, Inc. .......................         90,000         7,464,375*
Network Appliance, Inc. ......................         60,000         7,140,000*
Symbol Technologies, Inc. ....................         40,000         1,817,500
                                                                     ----------
                                                                     24,324,062

OIL & GAS EXTRACTION & SERVICES 3.26%
Dynegy, Inc., Class A ........................        120,000         5,557,500
Schlumberger Limited .........................          5,000           380,625
Valero Energy Corp. ..........................         30,000           991,875
                                                                     ----------
                                                                      6,930,000

PHARMACEUTICALS 17.78%
Abbott Laboratories ..........................         60,000         3,168,750
Amgen, Inc. ..................................         20,000         1,158,750*
Forest Laboratories, Inc. ....................         70,000         9,275,000*
IDEC Pharmaceuticals Corp. ...................         20,000         3,922,500*
King Pharmaceuticals, Inc. ...................        153,750         6,889,922*
Merck & Co., Inc. ............................         80,000         7,195,000
Noven Pharmaceuticals, Inc. ..................        100,000         4,456,250*
Pharmaceutical Product Development, Inc. .....         50,000         1,565,625*
Taro Pharmaceuticals Industries Ltd. .........          5,000           121,250*
                                                                     ----------
                                                                     37,753,047

PHOTOGRAPHIC EQUIPMENT 0.15%
Concord Camera Corp. .........................         10,000           309,375*

METAL MINING 0.41%
Stillwater Mining Co. ........................         30,000           870,000*

RESTAURANTS 0.21%
Darden Restaurants, Inc. .....................         20,000           450,000

SEMICONDUCTORS 5.22%
All American Semiconductor, Inc. .............         15,000           279,375*
Alpha Industries, Inc. .......................         40,000         1,595,000*
Elantec Semiconductor, Inc. ..................         15,000         1,668,750*
Helix Technology Corp. .......................         50,000         1,393,750
Pericom Semiconductor Corp. ..................         30,000           795,000*
Micrel, Inc. .................................         40,000         1,810,000*
Semiconductor HOLDRS Trust ...................         30,000         1,974,000
STMicroelectronics N.V .......................         30,000         1,558,125
                                                                     ----------
                                                                     11,074,000

BONNEL GROWTH FUND
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS                                          SHARES          VALUE

TELECOMMUNICATIONS 8.93%
Celeritek, Inc. ..............................         30,000        $  991,875*
Linear Technology Corp. ......................         40,000         2,582,500
Newport Corp. ................................         30,000         3,426,093
Plantronics, Inc. ............................         30,000         1,368,750*
Polycom, Inc. ................................        100,000         6,500,000*
Tollgrade Communications, Inc. ...............         40,000         3,830,000*
West TeleServices Corp. ......................         10,000           255,000*
                                                                     ----------
                                                                     18,954,218

UNIT INVESTMENT TRUST 4.71%
Nasdaq-100 Shares ............................         70,000         5,719,217*
Standard & Poor's 500 Depositary Receipt .....         30,000         4,288,593
                                                                     ----------
                                                                     10,007,810

WHOLESALE & DISTRIBUTION 1.23%
SYSCO Corp. ..................................         50,000         2,609,375

TOTAL COMMON STOCKS ..........................                      212,935,950
  (cost $182,037,348)

                                                     PRINCIPAL
REPURCHASE AGREEMENT 3.24%                            AMOUNT

Joint Tri-Party Repurchase  Agreement,  Morgan
  Stanley Dean Witter & Co., 10/31/00,  6.50%,
  due 11/01/00,  repurchase price  $6,889,131,
  collateralized by U.S.  Treasury  securities
  held in a joint tri-party repurchase account
  (cost $6,887,887)                                 $6,887,887        6,887,887

TOTAL INVESTMENTS 103.55%                                           219,823,837
  (cost $188,925,235)
Other assets and liabilities, net (3.55)%                            (7,543,234)
                                                                   ------------
NET ASSETS 100%                                                    $212,280,603
                                                                   ------------

* Non-income producing security
See accompanying notes to portfolios of investments.

MEGATRENDS FUND
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS 94.98%                                  SHARES           VALUE

BUILDING PRODUCTS 3.02%
Home Depot, Inc. .............................         12,500        $  537,500

COMPUTERS & DATA PROCESSING 4.24%
CIBER, Inc. ..................................         43,000           335,937*
Hewlett-Packard Co. ..........................          9,000           417,938
                                                                     ----------
                                                                        753,875

ELECTRONICS & COMPONENTS 5.06%
Intel Corp. ..................................         20,000           900,000

FINANCIAL SERVICES 5.55%
Fannie Mae ...................................          4,000           308,000
J.P. Morgan & Co. Incorporated ...............          4,100           678,550
                                                                     ----------
                                                                        986,550

HEALTHCARE 5.33%
Cardinal Health, Inc. ........................         10,000           947,500

HOLDING COMPANY 3.58%
Berkshire Hathaway, Inc., Class A ............             10           637,000*

INSURANCE 12.84%
ACE Limited ..................................         20,000           785,000
Everest Re Group, Ltd. .......................          5,000           293,125
St. Paul Companies, Inc. .....................         17,500           896,874
XL Capital Ltd., Class A .....................          4,000           307,500
                                                                     ----------
                                                                      2,282,499

MANUFACTURING 7.99%
Honeywell International, Inc. ................         19,000         1,022,437
Tyco International Ltd. ......................          7,000           396,813
                                                                     ----------
                                                                      1,419,250

MEDIA 3.42%
Time Warner, Inc. ............................          8,000           607,280

MEGATRENDS FUND
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS                                         SHARES           VALUE

METAL MINING 11.66%
Anglo American Platinum Corp. Ltd., ADR ......          6,500        $  243,262
Apex Silver Mines Limited ....................         60,000           547,500*
Impala Platinum Holdings Ltd., ADR ...........          5,000           209,610
North American Palladium Ltd. ................         25,000           157,813*
Stillwater Mining Co. ........................         22,000           638,000*
Trend Mining Co. .............................        173,000           224,900*
Zimbabwe Platinum Mines Ltd. .................        250,000            51,835*
                                                                     ----------
                                                                      2,072,920

OIL & GAS EXTRACTION & SERVICES 13.52%
Chevron Corp. ................................          8,500           698,062
Nabors Industries, Inc. ......................         16,000           814,400*
Noble Drilling Corp. .........................         15,000           623,438*
Western Gas Resources, Inc. ..................         12,200           267,638
                                                                     ----------
                                                                      2,403,538

PHARMACEUTICALS 7.30%
Elan Corp. plc, ADR ..........................         15,000           779,063*
Pfizer, Inc. .................................         12,000           518,250
                                                                     ----------
                                                                      1,297,313

REAL ESTATE INVESTMENT TRUSTS 2.38%
BRE Properties, Inc., Class A ................          7,000           221,375
Crescent Real Estate Equities Co. ............         10,000           201,250
                                                                     ----------
                                                                        422,625

TELECOMMUNICATIONS 3.74%
WorldCom, Inc. ...............................         28,000           665,000*

UTILITIES 5.35%
Duke Energy Corporation ......................         11,000           950,813

TOTAL COMMON STOCKS ..........................                       16,883,663
  (cost $12,847,618)

MEGATRENDS FUND
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                    PRINCIPAL
REPURCHASE AGREEMENT 4.63%                            AMOUNT             VALUE


Joint Tri-Party Repurchase  Agreement,  Morgan
  Stanley Dean Witter & Co., 10/31/00,  6.50%,
  due  11/01/00,  repurchase  price  $823,107,
  collateralized by U.S.  Treasury  securities
  held in a joint tri-party repurchase account
  (cost $822,958)                                    $822,958       $   822,958

TOTAL INVESTMENTS 99.61%                                             17,706,621
  (cost $13,670,576)
Other assets and liabilities, net 0.39%                                  69,460
                                                                    -----------
NET ASSETS 100%
                                                                    $17,776,081
                                                                    -----------

ADR - American Depositary Receipt
* Non-income producing security
See accompanying notes to portfolios of investments.

REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS 97.18%                    SHARES           VALUE

CHEMICALS 4.17%
BorsodChem Rt., GDR ..........................          6,052        $  168,700

COMMUNICATIONS 13.02%
Magyar Tavkozlesi Rt., ADR ...................         10,114           237,679
Mobile Telesystems, Sponsored ADR ............          3,501            96,715*
Rostelekom ...................................         14,831            20,764*
Telekomunikacja Polska S.A., GDR .............         34,167           171,689
                                                                     ----------
                                                                        526,847

COMPUTERS & DATA PROCESSING 2.30%
ComArch S.A ..................................          3,408            38,873*
Softbank S.A., GDR ...........................          3,866            54,027
                                                                     ----------
                                                                         92,900

CONSTRUCTION 4.43%
Budimex S.A ..................................         36,200           179,189*

ELECTRIC SERVICES & UTILITIES 11.82%
Elektrim Spolka Akcyjna S.A ..................         33,922           273,041*
Unified Energy Systems .......................        1,623,628         205,389
                                                                     ----------
                                                                        478,430

FINANCIAL SERVICES 8.02%
Europejski Fundusz Leasingowy S.A., GDR ......            600             8,070*
OTP Bank Rt., Preferred Stock ................          3,503           103,268
SKB Banka, GDR ...............................          6,225            63,339*
Zagrebacka Banka d.d., GDR ...................          9,502           149,657
                                                                     ----------
                                                                        324,334

MANUFACTURING 4.00%
Graboplast Rt ................................          4,076            31,649*
Graboplast Rt., GDR ..........................         33,890            44,904*
Mostostal-Export S.A .........................         82,764            85,320
                                                                     ----------
                                                                        161,873

METAL MINING 12.17%
Ashurst Technology Ltd., Units ...............         93,470                 0*
KGHM Polska Miedz S.A ........................         38,998           211,503*
Norilsk Nickel ...............................         36,000           280,800
                                                                     ----------
                                                                        492,303

REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS                          SHARES             VALUE

OIL & GAS EXTRACTION 29.31%
Lukoil Holdings, ADR .........................          8,470        $  452,298
MOL Magyar Olaj-es Gazipari Rt ...............         11,000           169,937
MOL Magyar Olaj-es Gazipari Rt., GDR .........         15,948           244,403
Primagaz Rt ..................................         13,270            68,620
Surgutneftegaz ...............................         58,042            14,917
Surgutneftegaz, Preferred Stock ..............      1,784,814           235,595
                                                                     ----------
                                                                      1,185,770

PHARMACEUTICALS 4.80%
Pliva d.d., GDR ..............................         18,393           194,046

RECYCLING 3.14%
Trooper Technologies, Inc. ...................         60,000           122,161*
Trooper Technologies, Inc. Warrants ..........         60,000             5,106*
                                                                     ----------
                                                                        127,267

TOTAL COMMON & PREFERRED STOCKS ..............                        3,931,659
  (cost $5,018,631)

                                                     PRINCIPAL
REPURCHASE AGREEMENT 3.79%                            AMOUNT


Joint Tri-Party Repurchase  Agreement,  Morgan
  Stanley Dean Witter & Co., 10/31/00,  6.50%,
  due  11/01/00,  repurchase  price  $153,179,
  collateralized by U.S.  Treasury  securities
  held in a joint tri-party repurchase account
  (cost $153,151)                                    $153,151           153,151

TOTAL INVESTMENTS 100.97%                                             4,084,810
                                                                     ----------
  (cost $5,171,782)
Other assets and liabilities, net (0.97)%                              (39,045)
                                                                     ----------
NET ASSETS 100%                                                      $4,045,765
                                                                     ----------

ADR - American  Depositary  Receipt
GDR - Global Depositary Receipt
* Non-income producing security
See accompanying notes to portfolios of investments.

NOTES TO PORTFOLIOS OF INVESTMENTS                              OCTOBER 31, 2000
--------------------------------------------------------------------------------


GLOBAL PORTFOLIO SECURITIES BY COUNTRY
                                                                      PERCENTAGE
                                                                       OF TOTAL
COUNTRY                                                 VALUE        INVESTMENTS
                                                      ----------     -----------
REGENT EASTERN EUROPEAN FUND
Russia .......................................        $1,306,478          31.98%
Hungary ......................................        1,069,160           26.17
Poland .......................................        1,021,712           25.01
Croatia ......................................        343,703              8.42
United States ................................        153,151              3.75
Canada .......................................        127,267              3.12
Slovenia .....................................         63,339              1.55
                                                                     -----------
TOTAL INVESTMENTS ............................        $4,084,810         100.00%
                                                                     -----------

JOINT TRI-PARTY REPURCHASE AGREEMENT (SEE ALSO NOTE 1 TO FINANCIAL STATEMENTS.)

The terms of the repurchase agreement at October 31, 2000 were:

Morgan Stanley Dean Witter & Co. repurchase agreement, 10/31/00, 6.50%, due 11/01/00:
   Total principal amount: $53,556,531; Total repurchase value: $53,566,201
      Collateral:
      $53,570,000 U.S. Treasury Note, 6.00%, 08/15/09
         (Total collateral market value of $54,237,536)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreement. Each owns an undivided interest in the account.

STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                                        REGENT
                                     BONNEL                            EASTERN
                                     GROWTH         MEGATRENDS         EUROPEAN
                                      FUND             FUND              FUND
                                  ------------      -----------       ----------
 Investments, at identified
  cost                            $188,925,235      $13,670,576       $5,171,782
                                  ============      ===========       ==========

ASSETS
 Investments, at value:
  Securities                      $212,935,950      $16,883,663       $3,931,659
  Repurchase agreements            6,887,887          822,958          153,151
 Receivables:
  Investments sold                 3,052,549          708,167            2,065
  Dividends                           11,045            8,528            2,414
  Interest                             1,245              149               27
  Capital shares sold                234,178          110,744            4,929
 Other assets                          3,740              665              494
                                  ------------      -----------       ----------
 TOTAL ASSETS                     223,126,594       18,534,874        4,094,739


LIABILITIES
 Payables:
  Investments purchased           10,344,121          688,173             --
  Capital shares redeemed            123,329           15,294            4,415
  To manager and affiliates          196,005           17,212            5,441
  Accounts payable and
   accrued expenses                  182,536           38,114           39,118
                                                                      --------
 TOTAL LIABILITIES                10,845,991          758,793           48,974
                                  ------------      -----------       ----------

 NET ASSETS                       $212,280,603      $17,776,081       $4,045,765
                                  ============      ===========       ==========


NET ASSETS CONSIST OF:
 Paid-in capital                  $136,386,251      $12,278,877       $5,804,605
 Undistributed net
  investment loss                       --             (5,816)            --
 Accumulated net realized
  gain (loss) on investments
  and foreign currencies          44,995,750        1,466,975         (671,868)
 Net unrealized appreciation
  (depreciation) of
  investments and other
  assets and liabilities
  denominated in foreign
  currencies                      30,898,602        4,036,045        (1,086,972)
                                  ----------        ---------         --------
 Net assets applicable to
 capital shares outstanding     $212,280,603      $17,776,081       $ 4,045,765
                                ============      ===========       ===========
 Capital shares outstanding;
  and unlimited number of no
  par shares authorized            7,318,283        1,436,564           458,726
                                ============      ===========       ===========

NET ASSET VALUE, PER SHARE      $      29.01      $     12.37       $      8.82
                                ============      ===========       ===========

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS                                      FOR THE YEAR ENDED
                                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                                        REGENT
                                     BONNEL                            EASTERN
                                     GROWTH         MEGATRENDS         EUROPEAN
                                      FUND             FUND              FUND
                                  ------------      -----------       ----------
NET INVESTMENT INCOME

INCOME:
 Dividends                        $  443,748        $ 162,983         $ 30,179
 Foreign taxes withheld on
  dividends                             --               (230)          (5,065)
                                  -----------       ----------        --------
  Net dividends                      443,748          162,753           25,114
 Securities lending                   71,052            1,178              210
 Interest and other                  593,791          121,285           17,449
                                  -----------       ----------        --------
  TOTAL INCOME                     1,108,591          285,216           42,773

EXPENSES:
  Management fees                  2,525,530          174,599           70,204
  Transfer agent fees and
   expenses                          304,880           35,423           25,384
  Accounting service fees and
   expenses                          110,007           40,000           40,000
  Legal and professional fees        109,149           25,012           30,796
  Distribution plan expenses         612,429           35,301           14,041
  Custodian fees                      55,200           21,238           44,921
  Shareholder reporting
   expenses                           97,839           16,416            9,414
  Registration fees                   42,052           21,280           19,670
  Trustees' fees and expenses         30,431           30,431           30,431
  Interest expense                     1,853               49               38
  Miscellaneous expenses              16,790            5,323            3,695
                                  -----------       ----------        --------
   Total expenses before
    reductions                     3,906,160          405,072          288,594
  Short-term trading fee              (1,853)             (49)             (38)
  Expenses offset                    (19,053)          (2,929)            (228)
                                  ----------        ---------         --------
   NET EXPENSES                    3,885,254          402,094          288,328

 NET INVESTMENT LOSS              (2,776,663)        (116,878)        (245,555)
                                  -----------       ----------        --------

 NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
   Realized gain (loss) from:
    Securities                    48,067,335        1,577,999          106,140
    Foreign currency
     transactions                       --               (166)         (14,567)
                                  -----------       ----------        --------
    NET REALIZED GAIN             48,067,335        1,577,833           91,573
                                  -----------       ----------        --------
   Net change in unrealized
    appreciation
    (depreciation) of:
    Investments                   (1,016,918)       2,723,523          482,019
    Other assets and
     liabilities denominated in
     foreign currencies                 --               --               (154)
                                  -----------       ----------        --------
    NET UNREALIZED
     APPRECIATION
     (DEPRECIATION)               (1,016,918)       2,723,523          481,865
                                  -----------       ----------        --------

  NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS             47,050,417        4,301,356          573,438
                                  -----------       ----------        --------

  NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS       $44,273,754       $4,184,478        $327,883
                                  ===========       ==========        ========

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                BONNEL GROWTH FUND
                                                     ---------------------------------------
                                                        YEAR ENDED             YEAR ENDED
                                                     OCTOBER 31, 2000       OCTOBER 31, 1999
                                                       ------------           ------------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
    Net investment loss                                $ (2,776,663)          $ (1,571,581)
    Net realized gain (loss)                             48,067,335             28,060,703
    Net unrealized appreciation (depreciation)           (1,016,918)            25,165,059
                                                       ------------           ------------
        NET INCREASE IN NET ASSETS
        FROM INVESTMENT OPERATIONS                       44,273,754             51,654,181

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   --                     --
    From net capital gains                              (24,785,515)            (3,150,077)
    In excess of net capital gains                               --                     --
                                                       ------------           ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (24,785,515)            (3,150,077)

FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                           198,268,763             36,732,366
    Distributions reinvested                             24,058,114              3,037,219
    Paid-in capital portion of short-term trading
     fee                                                     71,094                 26,232
                                                       ------------           ------------
                                                        222,397,971             39,795,817
    Cost of shares redeemed                            (163,554,578)           (42,101,926)
                                                       ------------           ------------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS                  58,843,393             (2,306,109)

NET INCREASE (DECREASE) IN NET ASSETS                    78,331,632             46,197,995

NET ASSETS
Beginning of year                                       133,948,971             87,750,976

END OF YEAR                                            $212,280,603           $133,948,971

Undistributed net investment loss, end of year         $         --           $         --
                                                       ============           ============

CAPITAL SHARE ACTIVITY
    Shares sold                                           5,943,908              1,786,758
    Shares reinvested                                       978,370                177,511
    Shares redeemed                                      (4,925,109)            (2,067,277)
                                                       ------------           ------------
        NET SHARE ACTIVITY                                1,997,169               (103,008)
                                                       ============           ============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                REGENT EASTERN
                                                          MEGATRENDS FUND                        EUROPEAN FUND
                                                  -------------------------------         ---------------------------
                                                  YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                  OCTOBER 31,         OCTOBER 31,         OCTOBER 31,       OCTOBER 31,
                                                  2000                1999                2000              1999
                                                  -----------         -----------         ---------         ---------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
Net investment loss                               $  (116,878)        $    (9,474)        $(245,555)        $(138,122)
Net realized gain (loss)                            1,577,833           1,669,405            91,573          (284,318)
Net unrealized appreciation (depreciation)          2,723,523             846,486           481,865           849,932
                                                  -----------         -----------         ---------         ---------
    NET INCREASE IN NET ASSETS
    FROM INVESTMENT OPERATIONS                      4,184,478           2,506,417           327,883           427,492

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                           --                  --                --                --
    From net capital gains                         (1,656,853)         (3,268,120)             --                --
    In excess of net capital gains                       --                  --                --                --
                                                  -----------         -----------         ---------         ---------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS        (1,656,853)         (3,268,120)             --                --

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                           1,293,168           1,151,502         1,924,810         1,558,408
Distributions reinvested                            1,602,904           3,186,923              --                --
Paid-in capital portion of short-term trading
 fee                                                      588                 278            21,317            12,305
                                                  -----------         -----------         ---------         ---------
                                                    2,896,660           4,338,703         1,946,127         1,570,713
Cost of shares redeemed                            (5,100,936)         (6,863,801)        (3,438,467)       (2,464,106)
                                                  -----------         -----------         ---------         ---------
    NET INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL SHARE TRANSACTIONS                (2,204,276)         (2,525,098)        (1,492,340)        (893,393)

NET INCREASE (DECREASE) IN NET ASSETS                 323,349          (3,286,801)        (1,164,457)        (465,901)

NET ASSETS
Beginning of year                                  17,452,732          20,739,533         5,210,222         5,676,123

END OF YEAR                                       $17,776,081         $17,452,732         $4,045,765        $5,210,222

Undistributed net investment loss, end of year    $    (5,816)        $      --           $    --           $ (24,748)
                                                  ===========         ===========         =========         =========

CAPITAL SHARE ACTIVITY
    Shares sold                                       110,534             107,017           166,524           177,873
    Shares reinvested                                 161,583             328,888              --                --
    Shares redeemed                                  (457,081)           (642,295)         (309,280)         (284,245)
                                                  -----------         -----------         ---------         ---------
        NET SHARE ACTIVITY                           (184,964)           (206,390)         (142,756)         (106,372)
                                                  ===========         ===========         =========         =========

NOTES TO FINANCIAL STATEMENTS                                   October 31, 2000
--------------------------------------------------------------------------------


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of three separate funds (funds), is organized as a Massachusetts business trust. Each fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

 The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

 A. SECURITY VALUATIONS
 The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

 Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the board of trustees.

 B. SECURITY  TRANSACTIONS  AND  INVESTMENT  INCOME  Security  transactions  are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend may have passed are recorded as soon as the funds are informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The funds may purchase securities on a when-issued or delayed- delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 Whereas the prospectus allows loans of portfolio securities up to one-third of net assets for Bonnel Growth and Regent Eastern European Funds and up to 25% of total assets for MegaTrends Fund, the trustees have imposed an internal limit of 10% of net assets through May 24, 2000. This limit was increased to 15% on May 25, 2000. The securities are loaned to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are securities lending income. The loans are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all

NOTES TO FINANCIAL STATEMENTS                                   October 31, 2000
--------------------------------------------------------------------------------


 times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the types of securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. In the event of default or bankruptcy by the borrower, retention of the collateral may be subject to legal proceedings.

 The market value of securities on loan and the related collateral at October 31, 2000 was:

                                            MARKET
               FUND                         VALUE                COLLATERAL
     ----------------------------         ----------             ----------
     Bonnel Growth Fund                   $7,511,092             $7,730,000
     MegaTrends Fund                         671,938                689,000
     Regent Eastern European Fund             96,688                101,500

 C. REPURCHASE AGREEMENTS
 The funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 D. FOREIGN CURRENCY TRANSACTIONS
 Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 E. OPTIONS
 Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or
                                                                              31

NOTES TO FINANCIAL STATEMENTS                                   October 31, 2000
--------------------------------------------------------------------------------


 the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There was no activity in options written or purchased for the year ended October 31, 2000.

 F. INCOME TAXES
 The funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

 G. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS
 The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The funds make distributions at least annually.

 H. EXPENSES
 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the funds are applied as a reduction of expenses to the extent of such related costs; any excess of short-term trading fees is treated as paid-in capital. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 I. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS                                   October 31, 2000
--------------------------------------------------------------------------------


NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through March 8, 2001, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

 For each fund, the Adviser has contracted with and compensates sub-advisers to serve in the execution of the Adviser's investment responsibilities as follows:

       Bonnel Growth Fund               Bonnel, Inc.
       MegaTrends Fund                  Money Growth Institute, Inc.
       Regent Eastern European Fund     Regent Europe Asset Management, Ltd.

 For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for Bonnel Growth Fund and MegaTrends Fund and 1.25% for Regent Eastern European Fund based on their average net assets. Fees are accrued daily and paid monthly.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the funds. Each fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. Additionally, the Adviser is reimbursed at cost for in-house legal services pertaining to each fund. Brown Brothers Harriman & Co. serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds.

 Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services.

 Leeb Brokerage Services, a broker/dealer affiliate of Money Growth Institute, Inc., received $76,903, representing 92.04%, of commissions paid by MegaTrends Fund on purchases and sales of securities during the year ended October 31, 2000.

 During the year ended October 31, 2000, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $50,138 for mailing services provided to the funds.

NOTES TO FINANCIAL STATEMENTS                                   October 31, 2000
--------------------------------------------------------------------------------


 The three independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 per each quarterly meeting attended. The Chairman and members of special committees receive additional compensation.
 Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the funds for serving on the board.

NOTE 3: INVESTMENTS

 Purchases and sales of long-term securities for the year ended October 31, 2000, are summarized as follows:

               FUND                         PURCHASES             SALES
     -----------------------              ------------        ------------
     Bonnel Growth                        $695,886,319        $663,433,820
     MegaTrends                             26,469,761          27,545,011
     Regent Eastern European                 1,576,984           3,189,396

 The following table presents the income tax basis of securities owned on October 31, 2000, and the tax basis components of net unrealized appreciation or depreciation:

                                               GROSS           GROSS         NET UNREALIZED
                             AGGREGATE       UNREALIZED      UNREALIZED       APPRECIATION
          FUND                 COST         APPRECIATION    DEPRECIATION     (DEPRECIATION)
  ----------------------   ------------     -----------      ----------       -----------
  Bonnel Growth            $190,977,947     $30,348,218      $1,502,328       $28,845,890
  MegaTrends                 13,936,510       4,317,582         547,471         3,770,111
  Regent Eastern European     5,270,054         380,756       1,566,000        (1,185,244)

 At October 31, 2000, Regent Eastern European Fund had capital loss carryovers of $374,861 with an expiration date of 10/31/06, $185,242 with an expiration date of 10/31/07 and $13,493 with an expiration date of 10/31/08.

 Regent Eastern European Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

NOTES TO FINANCIAL STATEMENTS                                   October 31, 2000
--------------------------------------------------------------------------------


NOTE 4: REVOLVING DEMAND NOTES

 On March 1, 2000, each of the U.S. Global Accolade Funds, along with other funds under common management, entered into revolving demand notes with Brown Brothers Harriman & Co. as denoted below subject to the borrowing limits as set forth in the funds' registration statement. These notes are collateralized by any or all of the securities held by Brown Brothers Harriman & Co. as the funds' custodian. Borrowings under these notes will be charged interest at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of the lesser of 5% of its net asset value or $10,000,000. There were no borrowings under the revolving demand notes at October 31, 2000.

 From March 1, 1999 to February 29, 2000, the U.S. Global Accolade Funds, along with other funds under common management, participated in an $85 million revolving credit facility (Facility) dated March 1, 1999. Commitment fees related to the Facility were paid by the participating funds. A one-time fee was paid on March 1, 1999. Additionally, an annual fee of $75,000 and quarterly commitment fees totalling $127,500 were paid within each annual period. These expenses were shared by all funds under common management. Borrowings under this Facility were charged interest at the current overnight Federal Funds Rate plus 2.00%.

NOTE 5: SHARES OF BENEFICIAL INTEREST

 At October 31, 2000, individual shareholders holding 5% or more of outstanding shares comprised 9.86% of Regent Eastern European Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BONNEL GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                                                           PERIOD          YEAR ENDED
                                         YEAR ENDED OCTOBER 31,            ENDED          SEPTEMBER 30,
                                      -----------------------------       OCT. 31,     ------------------
                                        2000       1999      1998          1997*         1997      1996
                                      --------   --------   -------      --------      --------   -------
NET ASSET VALUE, BEGINNING OF YEAR      $25.17     $16.18    $19.68        $21.86        $17.15    $14.81
Investment Activities
  Net investment loss                     (.38)      (.30)     (.23)         (.03)         (.21)     (.14)
  Net realized and unrealized gain
    (loss)                                7.97       9.87       .44         (2.15)         5.09      3.13
                                      --------   --------   -------      --------      --------   -------
  Total from investment activities        7.59       9.57       .21         (2.18)         4.88      2.99
                                      --------   --------   -------      --------      --------   -------
Distributions
  From net investment income                --         --        --            --            --        --
  From net realized gains                (3.75)      (.58)    (3.71)           --          (.17)       --
  In excess of net realized gains           --         --        --            --            --      (.65)
                                      --------   --------   -------      --------      --------   -------
  Total distributions                    (3.75)      (.58)    (3.71)           --          (.17)     (.65)

NET ASSET VALUE, END OF YEAR            $29.01     $25.17    $16.18        $19.68        $21.86    $17.15

TOTAL RETURN
(excluding account fees) (a)             32.81%     60.85%      .80%        (9.97)%       28.67%    21.27%
Ratios to Average Net Assets (b):
  Net investment loss                    (1.10)%    (1.41)%   (1.19)%       (1.43)%       (1.18)%   (1.32)%
  Total expenses                          1.55%      1.77%     1.85%         1.72%         1.77%     1.83%
  Expenses reimbursed or offset           (.01)%       --      (.01)%          --            --        --
  Net expenses                            1.54%      1.77%     1.84%         1.72%         1.77%     1.83%
Portfolio Turnover Rate                    283%       197%      190%           52%          239%      212%

Net assets, end of year (in
  thousands)                          $212,281   $133,949   $87,751      $104,643      $117,891   $90,696

  * For the month ended October 31, 1997.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                                                           PERIOD            YEAR ENDED
                                           YEAR ENDED OCTOBER 31,          ENDED               JUNE 30,
                                         ---------------------------      OCT. 31,      -------------------
                                          2000      1999      1998         1997*         1997**      1996
                                         -------   -------   -------      -------        -------    -------
NET ASSET VALUE, BEGINNING OF YEAR        $10.76    $11.35    $13.90       $13.45         $11.27     $11.17
Investment Activities
  Net investment income (loss)              (.08)     (.01)     (.02)         .01            .01        .17
  Net realized and unrealized gain
    (loss)                                  2.74      1.27      (.51)         .44           2.39       1.72
                                         -------   -------   -------      -------        -------    -------
  Total from investment activities          2.66      1.26      (.53)         .45           2.40       1.89
                                         -------   -------   -------      -------        -------    -------
Distributions
  From net investment income                  --        --        --           --           (.01)      (.17)
  In excess of net investment income          --        --      (.01)          --             --         --
  From net realized gains                  (1.05)    (1.85)    (2.01)          --           (.21)     (1.61)
  In excess of net realized gains             --        --        --           --             --       (.01)
                                         -------   -------   -------      -------        -------    -------
  Total distributions                      (1.05)    (1.85)    (2.02)          --           (.22)     (1.79)

NET ASSET VALUE, END OF YEAR              $12.37    $10.76    $11.35       $13.90         $13.45     $11.27

TOTAL RETURN
(excluding account fees) (a)               27.17%    12.85%    (4.43)%       3.34%         20.72%     17.10%
Ratios to Average Net Assets (b):
  Net investment income (loss)              (.67)%    (.05)%    (.14)%        .23%           .09%      1.30%
  Total expenses                            2.32%     2.17%     2.06%        1.76%          1.97%      2.10%
  Expenses reimbursed or offset             (.01)%      --        --           --           (.09)%     (.60)%
  Net expenses                              2.31%     2.17%     2.06%        1.76%          1.88%      1.50%
Portfolio Turnover Rate                      168%       76%       51%          13%            62%       115%

Net assets, end of year (in thousands)   $17,776   $17,453   $20,740      $25,492        $25,160    $27,945

  * For the four months ended October 31, 1997.

 **  Effective November 18, 1996, the fund changed to a new investment manager.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

REGENT EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:
                                                                                                    PERIOD
                                                              YEAR ENDED OCTOBER 31,                ENDED
                                                          ------------------------------           OCT. 31,
                                                           2000        1999        1998             1997*
                                                          ------      ------      ------            ------
NET ASSET VALUE, BEGINNING OF YEAR                         $8.66       $8.02      $11.19            $10.00
Investment Activities
  Net investment loss                                       (.55)       (.23)       (.27)             (.01)
  Net realized and unrealized gain (loss)                    .71         .87       (2.84)             1.20
                                                          ------      ------      ------            ------
  Total from investment activities                           .16         .64       (3.11)             1.19
                                                          ------      ------      ------            ------
Distributions
  From net investment income                                  --          --          --                --
  In excess of net investment income                          --          --        (.01)               --
  From net realized gains                                     --          --          --
  In excess of net realized gains                             --          --        (.05)               --
                                                          ------      ------      ------            ------
Total distributions                                           --          --        (.06)               --

NET ASSET VALUE, END OF YEAR                               $8.82       $8.66       $8.02            $11.19

TOTAL RETURN
(excluding account fees) (a)                                1.85%       7.98%     (27.96)%           11.90%
Ratios to Average Net Assets (b):
  Net investment loss                                      (4.37)%     (2.38)%     (2.38)%            (.49)%
  Total expenses                                            5.14%       4.36%       5.03%             4.98%
  Expenses reimbursed or offset                             (.01)%      (.01)%      (.48)%           (1.73)%
  Net expenses                                              5.13%       4.35%       4.55%             3.25%
Portfolio Turnover Rate                                       30%         29%         97%               11%

Net assets, end of year (in thousands)                    $4,046      $5,210      $5,676            $8,778

  * From March 31, 1997, commencement of operations.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of U.S. Global Accolade Funds

We have audited the accompanying statements of assets and liabilities of the U.S. Global Accolade Funds (comprising, respectively, the Bonnel Growth Fund, MegaTrends Fund, and Regent Eastern European Fund, collectively, the "Funds"), including the portfolios of investments as of October 31, 2000, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the four periods, three periods, and two periods in the period ended October 31, 1998 for the Bonnel Growth Fund, MegaTrends Fund, and Regent Eastern European Fund, respectively, were audited by other auditors whose report dated December 17, 1998 expressed an unqualified opinion on those financial highlights. The financial highlights of the MegaTrends Fund for the year ended June 30, 1996 were audited by other auditors whose report dated July 19, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with accounting principles generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the U.S. Global Accolade Funds at October 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
December 13, 2000

ADDITIONAL FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------


The funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

     Bonnel Growth                                    $7,597,795
     MegaTrends                                       $1,065,232

In January 2001, the funds will report on Form 1099 the tax status of all distributions made during the calendar year 2000. Shareholders should use the information on Form 1099 for their income tax returns.

NOTES

NOTES